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                      Minnesota Life Insurance Company
                             Power of Attorney
                      To Sign Registration Statements


     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604 and 333-148646) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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          SIGNATURE                         TITLE                    DATE
          ---------                         -----                    ----

/s/ Robert L. Senkler                Chairman of the Board,      April 9, 2012
-------------------------------      President and Chief
  Robert L. Senkler                  Executive Officer

/s/ Mary K. Brainerd                 Director                    April 9, 2012
-------------------------------
 Mary K. Brainerd

/s/ John W. Castro                   Director                    April 9, 2012
-------------------------------
 John W. Castro

/s/ Gary R. Christensen              Director                    April 9, 2012
-------------------------------
 Gary R. Christensen

/s/ Sara H. Gavin                    Director                    April 9, 2012
-------------------------------
 Sara H. Gavin

/s/ John F. Grundhofer               Director                    April 9, 2012
-------------------------------
 John F. Grundhofer

/s/ John H. Hooley                   Director                    April 9, 2012
-------------------------------
 John H. Hooley

/s/ Dennis E. Prohofsky              Director                    April 9, 2012
-------------------------------
 Dennis E. Prohofsky

/s/ Trudy A. Rautio                  Director                    April 9, 2012
-------------------------------
 Trudy A. Rautio

/s/ Randy F. Wallake                 Director                    April 9, 2012
-------------------------------
 Randy F. Wallake

/s/ Warren J. Zaccaro                Director                    April 9, 2012
-------------------------------
 Warren J. Zaccaro